Other operating items	12 Months Ended
Dec. 31, 2019
Other Operating Income (Loss) [Abstract]
Other operating items
Other operating items
Other operating items consist of the following:

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
Impairment of long lived assets (i)	—	—	(414)	(696)
Loss on disposals (ii)	—	—	—	(245)
Other operating income (iii)	39	21	7	27
Total other operating items	39	21	(407)	(914)

i. Impairment of long lived assets
In the year ended December 31, 2017 (Predecessor), as part of the Chapter 11 reorganization, we terminated the newbuild contracts for the drillships West Draco, West Dorado, West Aquila and West Libra and the shipyards, Samsung and DSME, received an allowed claim. As a result, we recorded a $696 million non-cash impairment charge against the newbuild assets for these rigs. We also recorded a reorganization expense of $1,064 million for the allowed claim.
In the period from January 1, 2018 through July 1, 2018 (Predecessor), we determined that the continuing downturn in the offshore drilling market was an indicator of impairment on certain assets. Following an assessment of recoverability, we recorded an impairment charge of $414 million against three of our older rigs.
We derived the fair value of the rigs using an income approach based on updated projections of future dayrates, contract probabilities, economic utilization, capital and operating expenditures, applicable tax rates and asset lives. The cash flows were estimated over the remaining useful economic lives of the assets and discounted using an estimated market participant weighted average cost of capital of 11.4%. To estimate these fair values, we were required to use various unobservable inputs including assumptions related to the future performance of our rigs as explained above. We based all estimates on information available at the time of performing the impairment test.
ii. Loss on disposals
There were no loss on asset disposals in the years ended December 31, 2019 (Successor) or 2018 (Successor). There was a loss on disposal for the year ended December 31, 2017 (Predecessor) which comprised the following:

(In $ millions)	Net proceeds/recoverable amount	Book value on disposal	Loss
Sale of West Triton	75	109	(34)
Sale of West Mischief	75	146	(71)
Sale of West Resolute	75	136	(61)
Disposal of Sevan Developer contract	—	75	(75)
Sale of West Rigel	126	128	(2)
Other	—	2	(2)
Total for year ended December 31, 2017 (Predecessor)	351	596	(245)

1) Sale of West Triton, West Mischief and West Resolute
On April 29, 2017 we reached an agreement with Shelf Drilling to sell the West Triton, West Mischief and West Resolute for a total consideration of $225 million. The West Triton and West Resolute were delivered in May 2017, whilst the West Mischief was delivered in September 2017. The sale resulted in a loss on disposal of $166 million.
2) Disposal of Sevan Developer contract
In October 2014, Sevan entered an agreement with Cosco to defer the delivery date of the Sevan Developer for twelve months with four subsequent options to extend the date for further periods of six months, until October 2017. On October 30, 2015, April 15, 2016 and October 15, 2016 three of the options were enacted, with $26.3 million, or 5% of the contract price, plus associated costs, refunded to Sevan on each occasion.
On April 27, 2017, the final delivery deferral agreement for the Sevan Developer was deferred to May 31, 2017 to finalize negotiations. As an agreement was not reached, the remaining installment of $26.3 million was refunded to Sevan, taking the delivery installment back to the $526.0 million contract price.
In July 2017, Sevan and Cosco agreed to defer the Sevan Developer delivery period until June 30, 2020. The contract amendment included a contract termination clause for Cosco and therefore it was deemed that Sevan had lost control of the asset and therefore derecognized the newbuild asset, which was held at $620 million, construction obligation held at $526 million, and accrued interest and other liabilities held at $19 million, resulting in a net loss on disposal of $75 million.
3) West Rigel settlement agreement
On April 5, 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong in respect of the West Rigel whereby we agreed that the share of sale proceeds from the sale of the West Rigel by Jurong would be $126 million. We recognized a $2 million loss on disposal in the year ended December 31, 2017, reflecting the share of sales proceeds as the value of the asset held for sale.
On May 9, 2018 the West Rigel was sold by Jurong and we received a share of proceeds totaling $126 million.
iii. Other operating income

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
Loss of hire insurance settlement (a)	10	—	—	—
Receipt of overdue receivable (b)	26	21	—	—
Contingent consideration (c)	—	—	7	27
Settlement with shipyard	3	—	—	—
Total other operating income	39	21	7	27
a) Loss of hire insurance settlement
Settlement of a claim on our loss of hire insurance policy following an incident on the Sevan Louisiana.
b) Receipt of overdue receivable
Receipt of overdue receivables which had not been recognized as an asset as part of fresh start accounting.
c) Contingent consideration
Amounts recognized for contingent consideration from the sales of the West Vela and West Polaris to Seadrill Partners in 2014 and 2015. On emergence from Chapter 11 we recognized receivables equal to the fair value of expected future cash flows under these arrangements and have therefore not recognized further income in the 2018 Successor period and year ended 2019.